Proceeds from Exercise of Warrants for Preferred A-1 Shares	12 Months Ended
Dec. 31, 2017
Proceeds From Exercise Of Warrants For Preferred Shares [Abstract]
Proceeds from Exercise of Warrants for Preferred A-1 Shares

NOTE 5—PROCEEDS FROM EXERCISE OF WARRANTS FOR PREFERRED A-1 SHARES

The Company’s warrants outstanding prior to the IPO were exercisable for Series A-1 preferred shares at an exercise price of $7.81 per share. Prior to the IPO, such warrants were exercisable for 728,312 Preferred A-1 shares.

During 2017 and 2016, the Company notified holders of these warrants that it was ready to accept an exercise notice that was conditioned on the price per share at which the Company’s shares would be sold in an anticipated IPO. Prior to the IPO, the Company received a total amount of $952 as consideration for the conditional cash exercise of these warrants. The cash received was recorded among current liabilities as proceeds from exercise of warrants for preferred shares. As of December 31, 2017, following the exercise of the warrants, the cash received was re-classified to additional paid in capital. See also Note 8.